Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	) Chapter 11
)
EMERALD OIL, INC., et al.,[1]	) Case No. 16-10704
)
Debtors.	) (Jointly Administered)
)

EMERALD OIL, INC., ET AL., MONTHLY OPERATING REPORT FOR THE PERIOD ENDING APRIL 30, 2016

DEBTOR’S ADDRESS:	200 Columbine Street, Suite 500
Denver, CO 80206

DEBTORS’ ATTORNEYS:	Laura Davis Jones
Colin R. Robinson
Joseph M. Mulvihill
Pachulski Stang Ziehl & Jones LLP
919 North Market Street, 17th Floor
P.O. Box 8705
Wilmington, DE 19899-8705 (Courier 19801)
Tel: (302) 652-4100
Fax: (302) 652-4400

̵ and ̵

James H.M. Sprayregen, P.C.
Ryan Blaine Bennett (admitted pro hac vice)
Travis M. Bayer (admitted pro hac vice)
Kirkland & Ellis LLP Kirkland & Ellis International LLP
300 North LaSalle
Chicago, IL 60654
Tel: (312) 862-2000
Fax: (312) 862-2200

1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, include: Emerald Oil, Inc. (9000); Emerald DB, LLC (2933); Emerald NWB, LLC (7528); Emerald WB LLC (8929); and EOX Marketing, LLC (4887). The location of the Debtors’ service address is: 200 Columbine Street, Suite 500, Denver, Colorado 80206.

REPORT PREPARER:	Emerald Oil, Inc., et al.

GENERAL NOTES:

The Monthly Operating Report includes activity for the following Debtors:

Debtor	Case Number
Emerald Oil, Inc.	16-10704
Emerald DB, LLC	16-10705
Emerald NWB, LLC	16-10706
Emerald WB LLC	16-10707
EOX Marketing, LLC	16-10708

This Monthly Operating Report (“MOR”) has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these chapter 11 cases and is in a format acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States. In addition, the financial statements and supplemental information contained herein represent condensed combined information.

The unaudited consolidated financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with GAAP, and upon application of such procedures the financial information could be subject to material change.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustment.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

[Remainder of Page Intentionally Left Blank]

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies, under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE: May 30, 2016	/s/ Ryan Smith
Ryan Smith
Chief Financial Officer

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Reporting Period: April 2016

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X
Schedule of Disbursements by Debtor Entity	MOR-1b	X
Schedule of Professional Fees and Expenses Paid	MOR-1c	X
Copies of bank statements	MOR-1d	X
Cash disbursements journals	MOR-1e	X
Statement of Operations	MOR-2	X
Balance Sheet as of Petition Date	MOR-3a	X
Balance Sheet as of Month End	MOR-3b	X
Status of Postpetition Taxes	MOR-4a	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4b	X
Listing of aged accounts payable	MOR-4b	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Ryan Smith	5/30/2016
Signature of Authorized Individual*	Date

Ryan Smith	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR
(04/07)

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: April 2016

MOR – 1

Schedule of Cash Receipts and Disbursements (1)

For the Period April 1, 2016 through April 30, 2016

(Unaudited)

Total Debtors

Beginning Cash	$4,354,925

Receipts:
Gross Receipts (2)	7,396,892
Total Receipts	7,396,892

Disbursements (3):

Operating Expenses	1,346,200
Royalties	1,310,647
Payroll, Payroll Taxes and Benefits	563,203
Severance & Other Taxes	372,195
Professional Fees	684,527
Interest and Bank Fees	985,119
Total Disbursements	5,261,891

Net Cash Flow	2,135,001

Ending Cash Balance	$6,489,926

Notes:

(1) This statement includes all entities controlled by the Debtors and therefore represents the consolidated financial results of Emerald Oil, Inc. Due to the consolidated cash management reporting system, certain cash payments may be paid out of a legal entity that is different than the legal entity where the expenses were incurred. Total disbursements by entity are provided in Schedule 1b.

(2) Gross Receipts include receipts of revenue from the production of oil, natural gas and NGLs, including revenue receipts on properties in which the Debtors have joint ownership. The operating receipts are presented on a gross basis, which includes third party revenue that is subsequently disbursed by the Company to the working interest owners for their portion of the revenue.

(3) Disbursements are presented on a gross basis and include outstanding post-petition checks from operating accounts as of the reporting date.

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: April 2016

MOR-1a

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal

For the Period April 1, 2016 through April 30, 2016

(Unaudited)

Bank Account Reconciliations and Cash Disbursements

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors. The Debtors affirm that no bank accounts were closed during the current reporting period.

	16-10704	16-10708	16-10704	16-10704	16-10704
Debtor	Emerald Oil, Inc.	EOX Marketing, LLC	Emerald Oil, Inc.	Emerald Oil, Inc.	Emerald Oil, Inc.
Type	Operating	Operating	Utility	Employee Medical Claims	Professional Fees (1)
Account Number (last 4 digits only)	# 0166	# 0112	# 4612	# 6810	# 7214

Balance Per Books	$3,638,925	$2,801,169	$4,893	$44,940	$-

Bank Balance	$5,117,233	$2,801,169	$4,893	$44,940.00	$-
(+) Deposits in transit (attach list)	-	-	-	-	-
(-) Outstanding checks (attach list)	1,478,309	-	-	-	-
Other (attach explanation)	-	-	-	-	-
Adjusted Bank Balance*	$3,638,925	$2,801,169	$4,893	$44,940.00	$-

* Adjusted bank balance must equal balance per books

Checks Outstanding	Ck. #	Amount
	900353	19.37
	1456	38.62
	211067	246.13
	211569	851.72
	211608	104.98
	211809	104.71
	112474	35.00
	212124	3,140.58
	212180	148.98
	212233	12,292.37
	212535	120.83
	212594	491.66
	212663	2,426.81
	112733	30.00
	212985	167.89
	213002	205.93
	213088	516.20
	213153	1,723.08
	213191	177.95
	213195	147.34
	213206	194.56
	213321	172.04
	213374	233.04
	213380	110.04
	213386	1,938.81
	213398	45,285.20
	213402	3,180.07
	213450	126.86
	213462	126.86

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	213481	105.22
	213491	227.58
	213493	110.03
	213499	320.26
	213514	7,366.24
	213518	375.83
	213522	864.04
	213530	3,629.97
	213546	394.82
	213570	156.46
	213576	600.62
	213589	151.41
	213596	783.68
	213604	1,035.51
	213634	147.67
	213683	2,203.99
	213688	133.13
	213702	2,679.85
	213715	238.73
	213733	115.99
	112820	19,128.00
	112844	6,500.00
	112845	3,000.00
	112852	60.72
	112856	175.00
	112865	19,736.00
	112869	348.00
	112872	3,420.00
	112881	5,103.00
	112882	15,366.86
	112883	720.00
	112884	6,775.00
	112885	16,230.00
	112886	3,000.00
	112887	52,963.31
	112888	235.01
	112889	108.66
	112890	271.20
	112891	1,668.72
	112892	54.46
	112893	148.79
	112894	118.92
	112895	3.96
	112896	10,286.95
	112897	16,945.50
	112901	14,235.78
	112902	3,323.25
	112903	14,785.00
	213758	10,945.57
	213759	22,445.94
	213760	7,709.22
	213761	601.73
	213762	413.30
	213763	364.67
	213764	3,566.27
	213765	6,849.44
	213766	396.27
	213767	132.29
	213768	301,713.58
	213769	263.44
	213770	483.19

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	213771	4,149.07
	213772	1,399.98
	213773	133.06
	213774	11,629.67
	213775	4,075.26
	213776	363.68
	213777	1,092.28
	213778	7,331.11
	213779	4,946.61
	213780	720.02
	213781	13,082.05
	213782	5,886.67
	213783	308.58
	213784	985.84
	213785	985.84
	213786	1,965.79
	213787	566.40
	213790	642.25
	213791	57,266.89
	213792	4,970.16
	213793	5,964.25
	213794	9,861.77
	213795	3,859.37
	213796	16,243.24
	213798	20,877.13
	213799	1,586.21
	213800	536.54
	213801	521.83
	213802	2,059.91
	213803	170.90
	213804	138.43
	213805	120.11
	213806	14,245.59
	213808	1,330.59
	213809	11,193.33
	213810	3,382.27
	213811	5,840.23
	213812	5,491.17
	213813	9,345.65
	213814	1,823.20
	213815	106.20
	213816	2,391.92
	213817	1,089.20
	213818	660.53
	213819	8,993.36
	213820	196.67
	213821	106.19
	213822	330.41
	213823	118.33
	213824	121.70
	213825	3,644.34
	213826	176.53
	213827	160.74
	213828	176.53
	213829	4,938.75
	213830	106.21
	213831	584.29
	213832	181.54
	213833	2,046.06
	213834	101.48
	213835	101.78

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	213836	1,570.29
	213837	106.24
	213838	129.87
	213839	465.26
	213840	7,639.84
	213841	1,055.23
	213842	1,752.78
	213843	1,374.42
	213844	181.53
	213845	921.11
	213846	115.78
	213847	134.37
	213848	112.22
	213849	12,893.48
	213850	100.35
	213851	100.34
	213852	114.42
	213853	201.56
	213854	790.31
	213855	12,893.42
	213856	101.78
	213857	191.20
	213858	8,650.37
	213859	150.54
	213860	8,936.39
	213861	7,226.56
	213862	849.84
	213863	115.78
	213864	106.24
	213865	330.42
	213866	316.31
	213867	129.87
	213868	3,068.70
	213869	150.53
	213870	106.21
	213871	316.31
	213872	106.21
	213873	139.46
	213874	185.13
	213875	254.29
	213876	5,227.51
	213877	143.48
	213878	2,664.64
	213879	106.19
	213880	104.15
	213881	176.53
	213882	1,193.51
	213883	115.13
	213884	127.72
	213885	330.41
	213886	282.72
	213887	271.25
	213888	100.34
	213889	1,134.51
	213890	106.19
	213891	2,988.00
	213892	190.58
	213893	159.73
	213894	159.73
	213895	222.88
	213896	473.85

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	213897	7,122.86
	213898	1,765.28
	213899	1,765.28
	213900	127.86
	213901	150.53
	213902	523.09
	213903	441.63
	213904	795.95
	213905	559.84
	213906	1,356.73
	213907	559.84
	213908	1,066.57
	213910	1,806.83
	213911	198.64
	213912	1,617.05
	213913	4,223.40
	213914	3,349.87
	213915	3,148.11
	213916	1,823.20
	213917	1,314.43
	213918	1,313.61
	213919	9,957.88
	213920	4,456.67
	213921	4,456.67
	213922	4,456.67
	213923	530.90
	213924	3,293.59
	213925	1,511.85
	213926	1,215.75
	213927	1,215.75
	213928	816.01
	213929	781.58
	213930	781.58
	213931	790.91
	213932	781.58
	213933	790.91
	213934	781.58
	213935	5,107.83
	213936	1,702.62
	213937	1,702.62
	213938	1,756.57
	213939	2,429.01
	213940	168.02
	213941	1,690.30
	213942	954.30
	213943	1,154.79
	213944	473.28
	213945	279.84
	213946	171.66
	213947	332.76
	213948	320.18
	213949	399.35
	213950	332.76
	213951	399.35
	213952	473.28
	213953	559.69
	213954	221.86
	213955	187.26
	213956	332.76
	213957	2,839.77
	213958	221.86

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	213959	473.29
	213960	129.77
	213961	221.86
	213962	162.74
	213963	162.72
	213964	133.74
	213965	221.86
	213966	726.05
	213967	473.28
	213968	279.84
	213969	1,419.87
	213970	473.29
	213971	133.76
	213972	106.29
	213973	726.06
	213974	473.28
	213975	203.42
	213976	181.52
	213977	135.24
	213978	221.86
	213979	332.78
	213980	4,219.31
	213981	187.26
	213982	221.86
	213983	4,219.31
	213984	749.04
	213985	168.02
	213986	473.29
	213987	221.86
	213988	720.04
	213989	174.00
	213990	221.86
	213991	203.44
	213992	473.28
	213993	2,812.94
	213994	145.98
	213995	123.35
	213996	228.88
	213997	3,549.69
	213998	228.88
	213999	221.86
	214000	135.24
	214001	332.76
	214002	221.86
	214003	473.29
	214004	181.52
	214005	221.86
	214006	210.03
	214007	2,812.93
	214008	138.43
	214009	138.42
	214010	109.78
	214011	109.78
	214012	109.78
	214013	132.13
	214014	137.54
	214015	481.48
	214016	511.38
	214017	191.77
	214018	1,055.19
	214019	1,022.68

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	214020	191.77
	214021	331.17
	214022	191.77
	214023	962.88
	214024	701.92
	214025	10,900.36
	214026	1,690.30
	214027	12,319.32
	214028	481.48
	214029	511.38
	214030	962.88
	214031	962.88
	214032	331.17
	214033	191.77
	214034	255.69
	214035	511.37
	214036	320.98
	214037	511.37
	214038	472.02
	214039	125.12
	214040	1,711.49
	214041	437.40
	214042	698.43
	214043	597.22
	214044	121.57
	214045	597.23
	214046	121.57
	214047	447.93
	214048	597.23
	214049	125.11
	214050	1,791.59
	214051	1,791.59
	214052	447.93
	214053	447.93
	214054	125.12
	214055	1,791.59
	214056	1,504.25
	214057	447.93
	214059	11,363.80
	214060	102.61
	214061	139.67
	214062	160.87
	214063	139.67
	214064	186.21
	214065	139.67
	214066	144.28
	214067	112.07
	214068	112.07
	214069	112.07
	214070	108.71
	214071	108.71
	214072	144.28
	214073	108.71
	214074	112.07
	214075	108.93
	214076	108.93
	214077	962.88
	214078	1,022.68
	214079	2,617.69
	214080	152.17
	214081	197.47

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	214082	294.97
	214083	2,164.07
	214084	2,164.05
	214085	1,442.71
	214086	1,442.71
	214087	1,442.71
	214088	4,328.10
	214089	147.54
	214090	2,852.96
	214091	396.27
	214092	39,948.17
	214093	135.24
	214094	266.31
	214095	258.14
	214096	266.31
	214097	184.45
	214098	665.59
	214099	162.74
	214100	11,880.65
	214101	240.75
	214102	240.75
	214103	240.75
	214104	240.75
	214105	1,460.86
	214106	1,490.69
	214107	363.06
	214108	363.05
	214109	2,504.07
	214110	2,430.19
	214111	4,789.34
	214112	3,162.52
	214113	5,580.13
	214114	5,580.13
	214115	3,380.36
	214116	40,844.96
	214117	1,138.85
	214118	137.57
	214119	137.57
	214120	137.57
	214121	133.45
	214122	103.19
	214123	133.45
	214124	100.11
	214125	137.57
	214126	490.25
	214127	10,165.62
	214128	937.39
	214129	276.01
	214130	8,936.39
	214131	1,531.61
	214132	414.81
	214133	226.29
	214134	155.42
	214135	413.30
	214136	226.92
	214137	3,540.41
	214138	849.84
	214139	111.38
	214140	376.36
	214141	108.93
	214142	107.18

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	214143	2,812.94
	214144	108.93
	214145	43,658.43
	214146	197.58
	214147	197.58
	214148	4,868.34
	214149	828.31
	214150	828.31
	214151	828.31
	214152	828.31
	214153	9,551.44
	214154	1,123.65
	214155	276.64
	214156	1,570.29
	214157	222.34
	214158	481.47
	214159	481.48
	214160	396.27
	214161	99.51
	214162	133.76
	214163	777.16
	214164	135.04
	214165	402.24
	214166	2,284.60
	214167	100.55
	214168	100.55
	214169	100.55
	214170	100.55
	214171	2,504.07
	214172	5,074.66
	214173	106.01
	214174	626.42
	214175	202.37
	214176	202.37
	214177	202.37
	214178	175.91
	214179	1,331.68
	214180	324.00
	214181	323.30
	214182	1,473.25
	5067	256.40
	5068	198.46
	5069	300.00
		1,478,308.90

Notes:

(1) The Professional Fees account was created on April 13, 2016 specifically for the purpose of payment management of professional fees related to the bankruptcy process. There is no activity for the reporting period.

FORM MOR-1a
(04/07)

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: April 1 – 30, 2016

May 30, 2016

Office of the United States Trustee

Subject: Declaration Regarding Bank Account Reconciliations – MOR1a (April)

The debtors, Emerald Oil, Inc. et al., submit this a declaration regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

The debtors have, on a timely basis, performed all bank account reconciliation in the ordinary course of its business. Copies of bank account statements and reconciliations are available for inspection upon request by the United States Trustee’s Office.

Pursuant to 28 U.S.C. § 1746, I declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Ryan Smith
Name: Ryan Smith
Position: Chief Financial Officer

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: April 2016

MOR - 1b

Schedule of Disbursements by Debtor Entity

For the Period April 1, 2016 through April 30, 2016

Unaudited

			Allocation
	Total Disbursements		Emerald Oil, Inc.	Emerald DB, LLC	Emerald NWB, LLC	Emerald WB, LLC	EOX Marketing, LLC	On Behalf of 3rd Parties
			16-10704	16-10705	16-10706	16-10707	16-10708

Trade	$1,182,781	(1)	$217,372	$-	$437,762	$239,114	$968	$287,566
Severance Taxes	372,195	(1)	-	-	167,745	91,625	-	112,825
Royalties and other WI	1,310,647		-	-	-	-	-	1,310,647
Payroll, Payroll Taxes and Benefits	563,203	(2)	563,203	-	-	-	-	-
Rent & Utilities	52,963	(3)	52,963	-	-	-	-	-
Other	110,455	(4)	110,455	-	-	-	-	-
Professional fees	684,527	(5)	684,527	-	-	-	-	-
Interest and Bank Fees	985,119	(6)	985,119	-	-	-	-	-

Total:	$5,261,891		$2,613,639	$-	$605,507	$330,739	$968	$1,711,038

Notes:

(1) Allocated to the Debtors based on the estimate ownership of the underlying working interest in the properties.

(2) All individuals employed under Emerald Oil, Inc.

(3) Corporate office lease engaged under Emerald Oil, Inc.

(4) "Other' represents Insurance, which includes general commercial liability, workers’ compensation and employee benefits, allocated to Emerald Oil, Inc. as the covered items are directly related to the debtor entity.

(5) Debtor Professionals employed under Emerald Oil, Inc.

(6) Revolving Credit Agreement and related fees/interest were entered into under Emerald Oil, Inc.

FORM MOR-1b
(04/07)

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: April 2016

MOR - 1c

Schedule of Professional Fees and Expenses Paid (1)

For the Period April 1, 2016 through April 30, 2016

(Unaudited)

				Check		Amount Paid
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses
Debtor Bankruptcy Professionals
Kirkland & Ellis LLP		-				-	-
Donlin Rencano & Company (Notice)		-				-	-
Donlin Rencano & Company (Admin)		-				-	-
Intrepid Financial Partners, LLC		-				-	-
Opportune LLP		-				-	-
Pachulski Stang Ziehl &Jones LLP		-				-	-
BDO LLP		-				-	-

Debtor Ordinary Course Professionals		-				-	-
EKS&H LLP		-				-	-
Fredrickson & Byron, P.A.		-				-	-
Vogel Law Firm		-				-	-
Husch Blackwell LLP		-				-	-
Taylor Anderson LLP		-				-	-
Mayer Brown LLP		-				-	-

Lender Professionals
Luskin, Stern & Eisler LLP		-				-	-
Vinson & Elkins LLP		-				-	-
Womble Carlyle Sandridge & Rice, LLP		-				-	-
FTI Consulting, Inc.	1/1/16 to 3/20/16	684,527	Emerald Oil, Inc.	Wire	4/1/2016	677,523	7,004

UCC Professionals
Akin Gump Strauss Hauer & Feld LLP		-				-	-
Whiteford, Taylor & Preston LLC		-				-	-
Houlihan Lokey, Inc.		-				-	-

	Total	684,527				677,523	7,004

Notes:

(1) Professional payments listed herein include payments made by the Debtors to retained professionals.

FORM MOR-1b
(04/07)

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: April 2016

MOR – 2

Debtor Statement of Operations (1) (2)

For the Period April 1, 2016 through April 30, 2016

(Unaudited)

	Case #	16-10704	16-10707	16-10706	16-10705	16-10708
	Debtors (3):	Emerald Oil, Inc.	Emerald WB, LLC	Emerald NWB, LLC	Emerald DB, LLC	EOX Marketing, LLC	Eliminations (5)	Total Debtors
			(4)	(4)

REVENUES, NET OF TRANSPORTATION EXPENSES
Oil Sales		$-	$2,051,010	$-	$-	$4,119,329	$(4,119,329)	$2,051,010
Natural Gas Sales		-	(53,276)	-	-	-	-	(53,276)
		-	1,997,734	-	-	4,119,329	(4,119,329)	1,997,734
OPERATING EXPENSES
Cost of Sales		-	-	-	-	4,020,763	(4,020,763)	-
Production Expenses		-	1,490,830	-	-	-	-	1,490,830
Production Taxes		-	248,387	-	-	-	-	248,387
General and Administrative Expenses		847,381	-	-	-	-	-	847,381
Depletion of Oil and Natural Gas Properties		-	1,198,534	-	-	-	-	1,198,534
Depreciation and Amortization		-	-	-	-	-	-	-
Accretion of Discount on Asset Retirement Obligations		-	-	-	-	-	-	-
Total Expenses		847,381	2,937,751	-	-	4,020,763	(4,020,763)	3,785,132

INCOME (LOSS) FROM OPERATIONS		(847,381)	(940,017)			98,566	(98,566)	(1,688,832)

OTHER INCOME (EXPENSE)
Interest Expense		(714,546)	-	-	-	-	-	(714,546)
Reorganization Items		(3,203,878)	-	-	-	-	-	(3,203,878)
Total Other Expense, Net		(3,918,424)	-	-	-	-	-	(3,918,424)

INCOME BEFORE INCOME TAXES		(4,765,805)	(940,017)	-	-	98,566	(98,566)	(5,607,256)

INCOME TAX BENEFIT		-	-	-	-	-	-	-

NET LOSS		$(4,765,805)	$(940,017)	$-	$-	$98,566	$(98,566)	$(5,607,256)

Notes:

(1) The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee, and is unaudited and subject to future adjustment. Certain totals may not sum due to rounding.

(2) The Statement of Operations is prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

(3) This statement includes all entities controlled by the Debtors and therefore represents the consolidated financial results of Emerald Oil, Inc.

(4) Although title ownership in oil and gas properties is owned by both Emerald WB, LLC (16-10707) and Emerald NWB, LLC (16-10706), the Company has not historically accounted for these interests separately and, instead, have reflected all of their oil and gas activities within Emerald WB, LLC (16-10707).

(5) The crude oil purchases by EOX Marketing, LLC, from Emerald Oil, Inc., are eliminated for consolidation purposes.

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: April 2016

MOR - 3a

Debtor Balance Sheets (1)

As of the Petition Date (2)

(Unaudited)

	Case #	16-10704	16-10707	16-10706	16-10705	16-10708
	Debtors (3):	Emerald Oil, Inc.	Emerald WB, LLC (4)	Emerald NWB, LLC (4)	Emerald DB, LLC	EOX Marketing, LLC	Eliminations (8)	Total Debtors

ASSETS
CURRENT ASSETS
Cash and Cash Equivalents		$435,528	$-	$-	$-	$3,100,307	$-	$3,535,835
Accounts Receivable — Oil and Natural Gas Sales		1,957,354	-	-	-	-	-	1,957,354
Accounts Receivable — Joint Interest Partners		5,852,643	-	-	-	-	-	5,852,643
Other Receivables		700,705	-	-	-	31,871	-	732,576
Intercompany Receivable		3,018,861	-	-	-	-	(3,018,861)	-
Prepaid Expenses and Other Current Assets		1,734,745	-	-	-	-	-	1,734,745
Total Current Assets		13,699,836	-	-	-	3,132,178	(3,018,861)	13,813,153

PROPERTY AND EQUIPMENT
Oil and Natural Gas Properties, Full Cost Method
Proved Oil and Natural Gas Properties		-	733,069,244	-	-	-	-	733,069,244
Unproved Oil and Natural Gas Properties		-	79,272,070	-	-	-	-	79,272,070
Equipment and Facilities		987,311	14,552,936	-	-	-	-	15,540,247
Other Property and Equipment		3,483,025	-	-	-	-	-	3,483,025
Total Property and Equipment		4,470,336	826,894,250	-	-	-		831,364,586
Less - Accumulated Depreciation, Depletion and Amortization		(1,406,996)	(588,210,892)	-	-	-	-	(589,617,888)
Total Property and Equipment, Net		3,063,340	238,683,358	-	-	-		241,746,698
Debt Issuance Costs, Net of Amortization		2,697,568	-	-	-	-	-	2,697,568
Deferred Tax Asset, net		1,813,561	-	-	-	-	-	1,813,561
Other Non-Current Assets		290,084	-	-	-	-	-	290,084
Total Assets		$21,564,389	$238,683,358	$-	$-	$3,132,178	$(3,018,861)	$260,361,064

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Intercompany Payables		$-	$-	$-	$-	$3,018,861	$(3,018,861)	$-
Account Payable		42,542,980	-	-	-	29,673	-	42,572,653
Accrued Expenses		5,473,146	-	-	-	264,138	-	5,737,284
Priority Debt (5)		-	-	-	-	-	-	-
Revolving Credit Facility		111,678,151	-	-	-	-	-	111,678,151
Convertible Senior Notes		148,500,000	-	-	-	-	-	148,500,000
Advances from Joint Interest Partners		726,710	-	-	-	-	-	726,710
Asset Retirement Obligations		4,582,522	-	-	-	-	-	4,582,522
Warrant Liability		94,000	-	-	-	-	-	94,000
Deferred Tax Liability, net		1,813,561	-	-	-	-	-	1,813,561
Other Liabilities		-	-	-	-	-	-	-
Total Liabilities Subject to Compromise		315,411,070	-	-	-	3,312,672	(3,018,861)	315,704,881

Commitments and Contingencies

Series B Voting Preferred Stock (6)		256	-	-	-	-	-	256

STOCKHOLDERS' EQUITY
Common Stock (7)		9,583	-	-	-	-	-	9,583
Additional Paid-In Capital		273,945,998	238,683,358	-	-	-	-	512,629,356
Accumulated Deficit		(567,802,519)	-	-	-	(180,493)	-	(567,983,012)
Total Stockholders' Equity		(293,846,938)	238,683,358	-	-	(180,493)	-	(55,344,073)
Total Liabilities and Stockholders' Equity		$21,564,389	$238,683,358	$-	$-	$3,132,178	$(3,018,861)	$260,361,064

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: April 2016

MOR - 3a

Debtor Balance Sheets (1)

As of the Petition Date (2)

(Unaudited)

Notes:

(1) The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee, and is unaudited and subject to future adjustment. Certain totals may not sum due to rounding.

(2) The petition date was March 22, 2016.

(3) This statement includes all entities controlled by the Debtors and therefore represents the consolidated financial results of Emerald Oil, Inc.

(4) Although title ownership in oil and gas properties is owned by both Emerald WB, LLC (16-10707) and Emerald NWB, LLC (16-10706), the Company has not historically accounted for these interests separately and, instead, have reflected all of their oil and gas activities within Emerald WB, LLC (16-10707).

(5) While the amount of priority debt as of the petition date is zero, this does not reflect potential liabilities. The amount of these potential liabilities are unknown at this time.

(6) 255,732 issued and outstanding with a liquidation preference value of $256 as of the petition date.

(7) Par Value $.001, 500,000,000 shares authorized, 9,582,970 shares issued and outstanding.

(8) Intercompany balances between EOX Marketing, LLC and Emerald Oil, Inc., are eliminated for consolidation purposes.

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: April 2016

MOR - 3b

Debtor Balance Sheets (1)

As of April 30, 2016

(Unaudited)

	Case #	16-10704	16-10707	16-10706		16-10705	16-10708
	Debtors (2):	Emerald Oil, Inc.	Emerald WB, LLC (3)	Emerald NWB, LLC (3)		Emerald DB, LLC	EOX Marketing, LLC	Eliminations (7)	Total Debtors

ASSETS
CURRENT ASSETS
Cash and Cash Equivalents		$3,688,757	$-	$-		$-	$2,801,169	$-	$6,489,926
Accounts Receivable — Oil and Natural Gas Sales		2,646,556	-	-		-	-	-	2,646,556
Accounts Receivable — Joint Interest Partners		5,447,743	-	-		-	-	-	5,447,743
Other Receivables		921,725	-	-		-	33,852	-	955,577
Intercompany Receivables		2,702,603	-	-		-	-	(2,702,603)	-
Prepaid Expenses and Other Current Assets		1,654,019	-	-		-	-	-	1,654,019
Total Current Assets		17,061,403	-	-		-	2,835,021	(2,702,603)	17,193,821

PROPERTY AND EQUIPMENT
Oil and Natural Gas Properties, Full Cost Method
Proved Oil and Natural Gas Properties		-	780,271,003	-		-	-	-	780,271,003
Unproved Oil and Natural Gas Properties		-	32,093,731	-		-	-	-	32,093,731
Equipment and Facilities		987,311	14,550,080	-		-	-	-	15,537,391
Other Property and Equipment		3,483,025	-	-		-	-	-	3,483,025
Total Property and Equipment		4,470,336	826,914,814	-		-	-		831,385,150
Less - Accumulated Depreciation, Depletion and Amortization		(1,495,993)	(664,572,975)	-		-	-	-	(666,068,968)
Total Property and Equipment, Net		2,974,343	162,341,839	-		-	-		165,316,182
Debt Issuance Costs, Net of Amortization		3,556,300	-	-		-	-	-	3,556,300
Deferred Tax Asset, net		1,813,561	-	-		-	-	-	1,813,561
Other Non-Current Assets		512,236	-	-		-	-	-	512,236
Total Assets		$25,917,843	$162,341,839	$-		$-	$2,835,021	$(2,702,603)	$188,392,100

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts Payable		$2,032,948	$-	$-		$-	$-	$-	$2,032,948
Debtor-in-possession financing		7,000,000	-	-		-	-	-	7,000,000
Accrued Expenses		-	-	-		-	354,922	-	354,922
Professional Fees		3,264,965	-	-		-	-	-	3,264,965
Total Current Liabilities		12,297,913	-	-		-	354,922	-	12,652,835

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Intercompany Payable		-	-	-		-	2,702,603	(2,702,603)	-
Account Payable		41,286,927	-	-		-	29,673	-	41,316,600
Accrued Expenses		4,717,926	-	-		-	-	-	4,717,926
Priority Debt (4)		-	-	-		-	-	-	-
Revolving Credit Facility		111,678,151	-	-		-	-	-	111,678,151
Convertible Senior Notes		148,500,000	-	-		-	-	-	148,500,000
Advances from Joint Interest Partners		725,706	-	-		-	-	-	725,706
Asset Retirement Obligations		4,589,489	-	-		-	-	-	4,589,489
Warrant Liability		4,000	-	-		-	-	-	4,000
Deferred Tax Liability, net		1,813,561	-	-		-	-	-	1,813,561
Other Liabilities		-	-	-		-	-	-	-
Total Liabilities Subject to Compromise		313,315,760	-	-	`	-	2,732,275	(2,702,603)	313,345,433

Total Liabilities		325,613,673	-	-		-	3,087,197	(2,702,603)	325,998,268

Commitments and Contingencies

Series B Voting Preferred Stock (6)		256	-	-		-	-	-	256

STOCKHOLDERS' EQUITY
Common Stock (6)		9,583	-	-		-	-	-	9,583
Additional Paid-In Capital		350,335,150	162,341,839	-		-	-	-	512,676,989
Accumulated Deficit		(650,040,818)	-	-		-	(252,177)	-	(650,292,995)
Total Stockholders' Equity		(299,696,085)	162,341,839	-		-	(252,177)	-	(137,606,423)
Total Liabilities and Stockholders' Equity		$25,917,843	$162,341,839	$-		$-	$2,835,021	$(2,702,603)	$188,392,100

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: April 2016

MOR - 3b

Debtor Balance Sheets (1)

As of April 30, 2016

(Unaudited)

Notes:

(1) The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee, and is unaudited and subject to future adjustment. Certain totals may not sum due to rounding.

2) This statement includes all entities controlled by the Debtors and therefore represents the consolidated financial results of Emerald Oil, Inc.

(3) Although title ownership in oil and gas properties is owned by both Emerald WB, LLC (16-10707) and Emerald NWB, LLC (16-10706), the Company has not historically accounted for these interests separately and, instead, have reflected all of their oil and gas activities within Emerald WB, LLC (16-10707).

(4) This does not reflect potential liabilities. The amount of potential liabilities are unknown at this time.

(5) 255,732 issued and outstanding with a liquidation preference value of $256 as of the petition date.

(6) Par Value $.001, 500,000,000 shares authorized, 9,582,970 shares issued and outstanding.

(7) Oil Sales of EOX Marketing, LLC on behalf of Emerald Oil, Inc. and associated intercompany balances are eliminated for consolidation purposes.

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: April 2016

MOR - 4a

Status of Post-Petition Taxes (1)

As of April 30, 2016

Unaudited

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	$-	$103,756	$(103,756)	Various	Various	$-
FICA-Employee	-	30,313	(30,313)	Various	Various	-
FICA-Employer	-	29,513	(29,513)	Various	Various	-
Unemployment	-	-	-			-
Income	-	-	-			-
Other	-	-	-			-
Total Federal Taxes	$-	$163,582	$(163,582)			$-

State and Local
Withholding	-	18,647	(18,647)	Various	Various	-
Sales	-	-	-			-
Excise	-	-	-			-
Unemployment	-	68	(68)	Various	Various	-
Real Property	-	-	-			-
Personal Property	-	-	-			-
Other (2)	372,195	354,922	(372,195)	4/21/2016	02836	354,922
Total State and Local	$372,195	$373,637	$(390,910)			$354,922

Total Taxes	$372,195	$537,219	$(554,492)			$354,922

Notes:

(1) No tax returns including IRS Form 6123 were filed during the reporting period.

(2) Severance and extraction taxes are paid on a monthly basis to the respective state in which the Debtors' producing oil and gas properties are located. The amount represents the estimated portion of gross state taxes (including those remitted on behalf of third parties) the Debtors have accrued since the petition date.

FORM MOR-4
(04/07)

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: April 1 - 30, 2016

May 30, 2016

Office of the United States Trustee

Subject: Declaration Regarding Postpetition Taxes – MOR4a (April)

The debtors, Emerald Oil, Inc. et al., hereby submit this declaration regarding postpetition taxes.

All postpetition taxes for the debtors, which are not subject to dispute or reconciliation, are current. There are no material tax disputes or reconciliations.

Pursuant to 28 U.S.C. § 1746, I declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Ryan Smith
Name: Ryan Smith
Position: Chief Financial Officer

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: April 2016

MOR - 4b

Summary of Unpaid Post-Petition Debts (1)

As of April 30, 2016

Unaudited

	Days Aged
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$2,022,006	$-	$-	$-	$-	$2,022,006
Wages Payable	-	-	-	-	-	-
Taxes Payable (2)	354,922	-	-	-	-	354,922
Rent/Leases-Building	5,239	-	-	-	-	5,239
Rent/Leases-Equipment	641	-	-	-	-	641
Secured Debt/Adequate Protection Payments	-	-	-	-	-	-
Professional Fees	3,264,965	-	-	-	-	3,264,965
Amounts Due to Insiders (3)	5,062	-	-	-	-	5,062
Other	-	-	-	-	-	-
Total Postpetition Debts	$5,652,835	$-	$-	$-	$-	$5,652,835
Percentage of Total	100%	0%	0%	0%	0%

Notes:

(1) The post petition accounts payable reported represents open and outstanding trade vendor invoices that have been entered into the Debtor's accounts payable system. This summary includes accruals for invoices not yet received and for invoices not yet entered into the Debtor's accounts payable system.

(2) Severance and extraction taxes are paid on a monthly basis to the respective state in which the Debtors' producing oil and gas properties are located. The amount represents the estimated portion of gross state taxes (including those remitted on behalf of third parties) the Debtors have accrued since the petition date.

(3) "Insider" is defined in 11 U.S.C. Section 101(31).

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: April 2016

MOR - 5

Debtors Account Receivable Reconciliation and Aging (1)

As of April 30, 2016

Unaudited

	Days Aged
Debtors	Current	0-30	31-60	61-90	Over 90	Total
Emerald Oil, Inc.	$3,107,290	$1,306	$596,719	$295,170	$5,015,540	$9,016,025
Emerald WB, LLC	-	-	-	-	-	-
Emerald NWB, LLC	-	-	-	-	-	-
Emerald DB, LLC	-	-	-	-	-	-
EOX Marketing, LLC	-	33,851	-	-	-	33,851
Total	$3,107,290	$35,157	$596,719	$295,170	$5,015,540	$9,049,876
Percentage of Total	34%	0%	7%	3%	55%

Notes:

(1) Aging is primarily for the Debtors' joint interest billing and oil and gas sales receivables and does not include intercompany receivables. All amounts are included on a gross basis before any adjustment for estimated bad debts and other uncollectible amounts.

FORM MOR-5
(04/07)

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	X (1)

Notes

(1) The Professional Fees account was created on April 13, 2016 specifically for the purpose of payment management of professional fees related to the bankruptcy process.